Exhibit 99.1
October 28, 2025
Finward Bancorp Announces Third Quarter 2025 Results
Munster, Indiana - Finward Bancorp (Nasdaq: FNWD) (the “Bancorp”), the holding company for Peoples Bank (the
“Bank”), today announced that net income available to common stockholders was $3.5 million, or $0.81 per diluted share, for the quarter ended September 30, 2025, as compared to $2.2 million, or $0.50 per diluted share, for the quarter ended
June 30, 2025. Selected performance metrics are as follows for the periods presented:

Performance Ratios
	Quarter ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Return on equity	8.96%	5.66%	1.17%	5.39%	1.60%
Return on assets	0.68%	0.42%	0.09%	0.41%	0.12%
Net interest margin, tax-equivalent (non-GAAP)	3.18%	3.11%	2.95%	2.79%	2.66%
Non-interest income/average assets	0.57%	0.53%	0.43%	0.72%	0.55%
Non-interest expense/average assets	2.74%	2.90%	2.81%	2.75%	2.80%
Efficiency ratio	81.22%	88.92%	93.11%	87.20%	97.32%
“We continued to build momentum in the third quarter, delivering overall improved profitability. Margin expansion and stable credit contributed to further overall profitability gains, along with benefits in overhead efficiency. The recent rate cut by the Federal Reserve, coupled with our strengthened capital and liquidity position, provides a solid foundation for growth as we enter the final quarter of the year," said Benjamin Bochnowski, CEO. "We are well positioned to maintain our current trajectory, and I'm proud of our team and their disciplined execution that got us to this point."
Highlights of the current period include:
•Net Interest Margin - The net interest margin for the quarter ended September 30, 2025 was 3.04% compared to
2.97% for the quarter ended June 30, 2025. Net interest margin on a tax-equivalent basis (a non-GAAP measure) for the quarter ended September 30, 2025 was 3.18%, as compared to 3.11% for the quarter ended June 30, 2025. The increased net interest margin from the prior quarter is primarily the result of increased loan yields from repricing, as well as customer payoffs of certain lower yielding loans.
•Funding - As of September 30, 2025, deposits totaled $1.8 billion, an increase of $4.2 million, or 0.2% compared with
June 30, 2025 balances, which also totaled $1.8 billion. As of September 30, 2025, non-interest-bearing deposits totaled $280.3 million, an increase of $9.1 million. Core deposits totaled $1.2 billion at September 30, 2025 and
June 30, 2025. Core deposits include checking, savings, and money market accounts and represented 69.3% of the
Bancorp’s total deposits at September 30, 2025. As of September 30, 2025, balances for certificates of deposit totaled
$536.7 million, compared to $542.7 million on June 30, 2025, a decrease of $6.0 million or 1.1%. The decrease in total portfolio deposits is primarily related to cyclical flows and continued adjustments to deposit pricing. In addition, as of
September 30, 2025, borrowings and repurchase agreements totaled $103.4 million, a decrease of $9.9 million or
8.7%, compared to June 30, 2025. The decrease in borrowings was the result of the maturity of FHLB advances during the quarter.
As of September 30, 2025, 72.4% of our deposits are fully FDIC insured, and another 7.9% are further backed by the
Indiana Public Deposit Insurance Fund. The Bancorp’s liquidity position remains strong with solid core deposit customer relationships, excess cash, debt securities, contractual loan repayments, and access to diversified borrowing sources. As of September 30, 2025, the Bancorp had available liquidity of $737 million including borrowing capacity from the FHLB and Federal Reserve facilities.

Exhibit 99.1
•Securities Portfolio - Securities available for sale balances increased by $7.3 million to $335.2 million as of
September 30, 2025, compared to $327.8 million as of June 30, 2025. The increase in securities available for sale was primarily due to an increase in the fair value of the overall portfolio. The yield on the securities portfolio decreased to
2.40% for the three months ended September 30, 2025 from 2.42% for the three months ended June 30, 2025.
Management did not execute any securities sale transactions during the quarter.
•Lending - The Bank’s aggregate loan portfolio totaled $1.5 billion on both September 30, 2025 and June 30, 2025.
During the three months ended September 30, 2025, the Bank originated $62.6 million in new commercial loans, compared to $46.1 million during the three months ended June 30, 2025. At September 30, 2025, the Bancorp’s portfolio loan balances in commercial real estate owner occupied properties totaled $252.9 million or 17.2% of total loan balances and commercial real estate non-owner occupied properties totaled $311.6 million or 21.2% of total loan balances. Of the $311.6 million in commercial real estate non-owner occupied properties balances, loans collateralized by office buildings represented $42.5 million or 2.9% of total loan balances.
•Asset Quality - At September 30, 2025, non-performing loans totaled $13.9 million, compared to $13.5 million at
June 30, 2025, an increase of $366 thousand or 2.7%. The Bank’s ratio of non-performing loans to total loans was
0.94% at September 30, 2025, compared to 0.91% at June 30, 2025. The Bank’s ratio of non-performing assets to total assets was 0.76% at September 30, 2025 and 0.74% at June 30, 2025. Management maintains a vigilant oversight of nonperforming loans through proactive relationship management. The Bank has no known credit exposures to non-
depositary financial institutions at this time.
    The allowance for credit losses (ACL) on loans totaled $18.0 million at September 30, 2025, or 1.22% of total loans receivable, compared to $18.2 million at June 30, 2025, or 1.22% of total loans receivable, a decrease of $229 thousand or 1.1%. The Bank's unused commitment reserve, included in other liabilities, totaled $1.7 million at
September 30, 2025, compared to $2.0 million at June 30, 2025, a decrease of $361 thousand or 17.8%.
    For the quarter ended September 30, 2025, the Bank recorded a net benefit from credit loss totaling $301 thousand based on net loan recoveries, reduction of certain loan segment balances, and other factors within the Bank's ACL modeling. The third quarter's benefit consisted of a $61 thousand provision for credit losses on loans, and a $361 thousand reversal of credit losses on unused commitments. For the quarter ended September 30, 2025, net loan charge-
offs totaled $268 thousand, compared to net loan recoveries of $414 thousand for the quarter ended June 30, 2025. The allowance for credit losses as a percentage of non-performing loans, or coverage ratio, was 129.4% at September 30,
2025, compared to 133.0% at June 30, 2025.
•Operating Expenses - Non-interest expense as a percentage of average assets was 2.74% for the quarter ended
September 30, 2025, as compared to 2.90% for the quarter ended June 30, 2025. The decrease in non-interest expenses quarter over quarter was primarily attributable to lower data processing expenses and professional and outside services expense as well as lower federal deposit insurance premiums and other operational expenses. The Bank remains focused on identifying additional operating efficiencies and third-party expense reductions.
•Capital Adequacy - The Bank’s tier 1 leverage ratio was 8.77% as of September 30, 2025 and 8.69% as of June 30,
2025. The Bank’s capital continues to exceed all applicable regulatory capital requirements as set forth in 12 C.F.R. §
324. The Bancorp’s tangible book value per share (non-GAAP) was $32.77 at September 30, 2025, up from $30.16 as of June 30, 2025. Tangible common equity to tangible assets (non-GAAP) was 6.99% at September 30, 2025, up from
6.41% as of June 30, 2025. Excluding accumulated other comprehensive losses, tangible book value per share (non-
GAAP) increased to $44.16 as of September 30, 2025, from $43.47 as of June 30, 2025.

Exhibit 99.1
Disclosures Regarding Non-GAAP Financial Measures
Reported amounts are presented in accordance with GAAP. In this press release, the Bancorp also provides certain financial measures identified as non-GAAP. The Bancorp’s management believes that the non-GAAP information, which consists of tangible common equity, tangible common equity adjusted for accumulated other comprehensive losses, tangible book value per share, tangible book value per share adjusted for accumulated other comprehensive losses, tangible common equity/tangible assets, tangible common equity adjusted for other comprehensive loss/tangible assets, net interest margin on a tax-equivalent basis, and efficiency ratio which can vary from period to period, provides a better comparison of period to period operating performance. The net interest income and net interest margin on a tax-equivalent basis measures recognize the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal corporate income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. Additionally, the Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation of non-GAAP Financial Measures" below for more information.
About Finward Bancorp
Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 26 locations in Lake and Porter Counties in Northwest Indiana and Chicagoland. Finward Bancorp’s common stock is quoted on The NASDAQ Stock Market, LLC under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.
Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of the Bancorp. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in domestic and international trade policies, including tariffs and other non-tariff barriers, and the effects of such changes on the Bank and its customers; risks related to the development and use of artificial intelligence (AI); the Bank’s ability to demonstrate compliance with the terms of the previously disclosed memorandum of understanding entered into between the Bank and the Federal Deposit Insurance Corporation (“FDIC”)
and Indiana Department of Financial Institutions (“DFI”), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; the Bank’s agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in the Bancorp’s investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices;
customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, regulatory actions by the Federal Deposit Insurance Corporation and
Indiana Department of Financial Institutions, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly
Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website

Exhibit 99.1
(www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, The Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.
FOR FURTHER INFORMATION
CONTACT SHAREHOLDER SERVICES
(219) 853-7575

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Performance Ratios

	Quarter Ended					Nine Months Ended
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Return on equity	8.96%	5.66%	1.17%	5.39%	1.60%	5.27%	4.50%
Return on assets	0.68%	0.42%	0.09%	0.41%	0.12%	0.40%	0.64%
Yield on loans	5.49%	5.36%	5.25%	5.27%	5.22%	5.37%	5.12%
Yield on security investments	2.40%	2.42%	2.38%	2.34%	2.37%	2.40%	2.39%
Total yield on earning assets	4.91%	4.82%	4.71%	4.74%	4.70%	4.82%	4.62%
Cost of interest-bearing deposits	2.16%	2.12%	2.17%	2.41%	2.47%	2.15%	2.40%
Cost of repurchase agreements	3.37%	3.32%	3.35%	3.65%	4.04%	3.35%	3.93%
Cost of borrowed funds	3.64%	3.91%	4.12%	4.31%	4.56%	3.90%	4.70%
Total cost of interest-bearing liabilities	2.25%	2.22%	2.28%	2.53%	2.63%	2.25%	2.57%
Net interest margin	3.04%	2.97%	2.81%	2.65%	2.53%	2.94%	2.49%
Net interest margin, tax-equivalent (non-GAAP) (1)	3.18%	3.11%	2.95%	2.79%	2.66%	3.08%	2.63%
Non-interest income/average assets	0.57%	0.53%	0.43%	0.72%	0.55%	0.51%	1.21%
Non-interest expense/average assets	2.74%	2.90%	2.81%	2.75%	2.80%	2.81%	2.82%
Efficiency ratio (non-GAAP) (1)	81.22%	88.92%	93.11%	87.20%	97.32%	87.54%	80.16%

Non-performing assets to total assets	0.76%	0.74%	0.69%	0.74%	0.73%	0.76%	0.73%
Non-performing loans to total loans	0.94%	0.91%	0.84%	0.91%	0.92%	0.94%	0.92%
Allowance for credit losses to non-performing loans	129.41%	133.01%	143.84%	123.10%	134.12%	129.41%	134.12%
Allowance for credit losses to loans receivable	1.22%	1.22%	1.20%	1.12%	1.23%	1.22%	1.23%
Net charge-offs (recoveries) as a percentage of average loans receivable	0.07%	(0.11%)	0.01%	0.59%	0.05%	(0.01%)	(0.01)%

Basic earnings per share	$0.82	$0.50	$0.11	$0.49	$0.14	$1.43	$2.35
Diluted earnings per share	$0.81	$0.50	$0.11	$0.49	$0.14	$1.42	$2.35
Weighted average common shares outstanding—basic	4,273,022	4,271,952	4,266,976	4,261,079	4,260,809	4,270,652	4,259,063
Weighted average common shares outstanding—diluted	4,299,007	4,291,319	4,284,496	4,286,742	4,281,148	4,291,171	4,271,664

Stockholders' equity to total assets	8.06%	7.48%	7.44%	7.35%	7.69%	8.06%	7.69%
Tangible common equity to tangible assets (non- GAAP) (1)	6.99%	6.41%	6.34%	6.24%	6.58%	6.99%	6.58%
Tangible common equity adjusted for accumulated other comprehensive loss to tangible assets (non- GAAP) (1)	9.42%	9.24%	9.23%	9.10%	8.93%	9.42%	8.93%
Book value per share	$38.24	$35.67	$35.10	$35.10	$36.99	$38.24	$36.99
Tangible common book value per share (non-GAAP) (1)	$32.77	$30.16	$29.55	$29.48	$31.28	$32.77	$31.28
Tangible common book value per share adjusted for accumulated other comprehensive loss (non-GAAP) (1)	$44.16	$43.47	$43.02	$42.94	$42.47	$44.16	$42.47
Closing stock price	$32.09	$27.62	$29.10	$28.11	$31.98	$32.09	$31.98
Dividends declared per common share	$0.12	$0.12	$—	$0.12	$0.12	$0.24	$0.36
(1)See the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Average Balances, Interest, Rates

	Quarter Ended
	September 30, 2025			June 30, 2025			March 31, 2025
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/Rate
ASSETS
Interest bearing deposits in other financial institutions	$90,880	$991	4.36%	$57,749	$614	4.25%	$53,553	$540	4.03%
Federal funds sold	1,285	12	3.74%	868	8	3.69%	1,375	12	3.49%
Securities available-for-sale	327,030	1,965	2.40%	327,867	1,980	2.42%	336,060	1,998	2.38%
Loans receivable	1,474,324	20,246	5.49%	1,486,861	19,940	5.36%	1,498,312	19,655	5.25%
Federal Home Loan Bank stock	6,547	126	7.70%	6,547	128	7.82%	6,547	136	8.31%
Total interest earning assets	1,900,066	$23,340	4.91%	1,879,892	$22,670	4.82%	1,895,847	$22,341	4.71%
Cash and non-interest bearing deposits in other financial institutions	24,882			27,192			27,919
Allowance for credit losses	(18,243)			(18,028)			(16,946)
Other non-interest bearing assets	152,135			152,880			153,148
Total assets	$2,058,840			$2,041,936			$2,059,968

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits	$1,478,543	$7,996	2.16%	$1,470,225	$7,780	2.12%	$1,481,377	$8,044	2.17%
Repurchase agreements	46,498	392	3.37%	44,401	370	3.33%	41,631	349	3.35%
Borrowed funds	55,904	509	3.64%	58,995	575	3.90%	61,613	635	4.12%
Total interest bearing liabilities	1,580,945	$8,897	2.25%	1,573,621	$8,725	2.22%	1,584,621	$9,028	2.28%
Non-interest bearing deposits	285,347			278,620			279,013
Other non-interest bearing liabilities	36,397			37,703			40,923
Total liabilities	1,902,689			1,889,944			1,904,557
Total stockholders' equity	156,151			151,992			155,411
Total liabilities and stockholders' equity	$2,058,840			$2,041,936			$2,059,968

Net interest income		$14,443			$13,945			$13,313
Return on average assets	0.68%			0.42%			0.09%
Return on average equity	8.96%			5.66%			1.17%
Net interest margin	3.04%			2.97%			2.81%
Net interest margin, tax-equivalent (non-GAAP)(1)	3.18%			3.11%			2.95%
Net interest spread	2.66%			2.60%			2.43%
Ratio of interest-earning assets to interest-bearing liabilities	1.20x			1.19x			1.20x
(1)See the reconciliation of non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Consolidated Balance Sheets

	As of
(Dollars in thousands)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
ASSETS
Cash and non-interest bearing deposits in other financial institutions	$19,458	$23,027	$18,563	$17,883	$23,071
Interest bearing deposits in other financial institutions	84,157	79,976	52,829	52,047	48,025
Federal funds sold	563	411	975	654	553
Total cash and cash equivalents	104,178	103,414	72,367	70,584	71,649
Securities available-for-sale	335,150	327,845	330,127	333,554	350,027
Loans held-for-sale	2,641	834	2,849	1,253	2,567
Loans receivable, net of deferred fees and costs	1,473,774	1,484,278	1,491,696	1,508,976	1,508,242
Less: allowance for credit losses	(17,977)	(18,184)	(17,955)	(16,911)	(18,516)
Net loans receivable	1,455,797	1,466,094	1,473,741	1,492,065	1,489,726
Federal Home Loan Bank stock	6,547	6,547	6,547	6,547	6,547
Accrued interest receivable	7,585	7,651	7,821	7,721	7,442
Premises and equipment	45,544	46,179	46,680	47,259	47,912
Cash value of bank owned life insurance	33,843	33,932	33,712	33,514	33,312
Goodwill	22,395	22,395	22,395	22,395	22,395
Other intangible assets	1,273	1,414	1,635	1,860	2,203
Other assets	37,771	41,606	41,840	43,947	40,882
Total assets	$2,052,724	$2,057,911	$2,039,714	$2,060,699	$2,074,662
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing	$280,296	$271,172	$281,461	$263,324	$285,157
Interest bearing	1,470,350	1,483,678	1,468,923	1,497,242	1,463,653
Total	1,750,646	1,754,850	1,750,384	1,760,566	1,748,810
Repurchase agreements	48,426	48,331	45,053	40,116	43,038
Borrowed funds	55,000	65,000	56,657	65,000	85,000
Accrued expenses and other liabilities	33,157	35,477	35,813	43,603	38,259
Total liabilities	1,887,229	1,903,658	1,887,907	1,909,285	1,915,107
Stockholders' Equity:
Preferred stock, no par or stated value; 10,000,000 shares authorized, none outstanding	-	-	-	-	-
Common stock, no par or stated value; 10,000,000 shares authorized(1)	-	-	-	-	-
Additional paid-in capital	70,233	70,263	70,132	70,034	69,916
Accumulated other comprehensive loss	(49,266)	(57,560)	(58,244)	(58,084)	(48,241)
Retained earnings	144,528	141,550	139,919	139,464	137,880
Total stockholders' equity	165,495	154,253	151,807	151,414	159,555
Total liabilities and stockholders' equity	$2,052,724	$2,057,911	$2,039,714	$2,060,699	$2,074,662
(1) Shares of common stock issued and outstanding were 4,327,511 at 9/30/2025; 4,324,889 at 6/30/2025; 4,324,485 at 3/31/2025; 4,313,698 at 12/31/24;
and 4,313,940 at 9/30/24.

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Consolidated Statements of Income

	Quarter Ended
(Dollars in thousands, except per share data)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Interest income:
Loans	$20,246	$19,940	$19,655	$19,802	$19,660
Securities & short-term investments	3,094	2,730	2,686	2,793	2,812
Total interest income	23,340	22,670	22,341	22,595	22,472
Interest expense:
Deposits	7,996	7,780	8,045	8,812	8,946
Borrowings	901	945	983	1,176	1,520
Total interest expense	8,897	8,725	9,028	9,988	10,466
Net interest income	14,443	13,945	13,313	12,607	12,006
Provision for (benefit from) credit losses	(301)	(274)	454	(579)	-
Net interest income after provision for credit losses	14,744	14,219	12,859	13,186	12,006
Non-interest income:
Fees and service charges	1,463	1,330	1,109	1,439	1,463
Wealth management operations	759	696	619	728	731
Gain on tax credit investment	23	-	67	1,236	-
Gain on sale of loans held-for-sale, net	265	378	230	328	338
Increase in cash value of bank owned life insurance	210	220	198	202	205
Gain (loss) on sale of real estate	(56)	-	-	(212)	-
Other	249	59	6	11	130
Total non-interest income	2,913	2,683	2,229	3,732	2,867
Non-interest expense:
Compensation and benefits	7,330	7,313	7,372	6,628	6,963
Occupancy and equipment	2,004	1,935	2,111	2,045	2,181
Data processing	1,116	1,341	1,039	1,202	1,165
Federal deposit insurance premiums	399	471	433	457	435
Marketing	257	214	86	220	209
Professional and outside services	945	1,115	1,260	1,341	1,251
Technology	549	545	454	509	602
Other	1,497	1,852	1,717	1,845	1,668
Total non-interest expense	14,097	14,786	14,472	14,247	14,474
Income before income taxes	3,560	2,116	616	2,671	399
Income tax expenses (benefit)	63	(35)	161	569	(207)
Net income	$3,497	$2,151	$455	$2,102	$606

Earnings per common share:
Basic	$0.82	$0.50	$0.11	$0.49	$0.14
Diluted	$0.81	$0.50	$0.11	$0.49	$0.14

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Consolidated Statements of Income (cont'd)

	Nine Months Ended
(Dollars in thousands, except per share data)	9/30/2025	9/30/2024
Interest income:
Loans	$59,841	$57,713
Securities & short-term investments	8,510	8,870
Total interest income	68,351	66,583
Interest expense:
Deposits	23,821	26,350
Borrowings	2,829	4,393
Total interest expense	26,650	30,743
Net interest income	41,701	35,840
Provision for (benefit from) credit losses	(121)	76
Net interest income after provision for credit losses	41,822	35,764
Non-interest income:
Fees and service charges	3,902	3,873
Wealth management operations	2,074	2,127
Gain on tax credit investment	90	-
Gain on sale of loans held-for-sale, net	873	810
Increase in cash value of bank owned life insurance	628	610
Gain (loss) on sale of real estate	(56)	11,873
Loss on sale of securities, net	—	(531)
Other	314	154
Total non-interest income	7,825	18,916
Non-interest expense:
Compensation and benefits	22,015	21,109
Occupancy and equipment	6,050	6,205
Data processing	3,496	3,470
Federal deposit insurance premiums	1,303	1,333
Marketing	557	579
Professional and outside services	3,320	4,064
Technology	1,548	1,734
Other	5,066	5,401
Total non-interest expense	43,355	43,895
Income before income taxes	6,292	10,785
Income tax expenses	189	756
Net income	$6,103	$10,029

Earnings per common share:
Basic	$1.43	$2.35
Diluted	$1.42	$2.35

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Loans

	As of
(Dollars in thousands)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025 vs 6/30/2025		9/30/2025 vs 9/30/2024
Residential real estate	$450,007	$457,248	$458,424	$467,293	$471,156	$(7,241)	(1.6)%	$(21,149)	(4.5)%
Home equity	51,813	51,112	49,752	49,758	49,106	701	1.4%	2,707	5.5%
Commercial real estate	564,558	551,091	554,866	551,674	539,972	13,467	2.4%	24,586	4.6%
Construction and land development	79,678	74,795	86,728	82,874	87,923	4,883	6.5%	(8,245)	(9.4)%
Multifamily	192,698	200,440	204,964	212,455	218,037	(7,742)	(3.9)%	(25,339)	(11.6)%
Commercial business	96,192	105,636	99,519	104,246	97,900	(9,444)	(8.9)%	(1,708)	(1.7)%
Consumer	348	2,347	504	551	522	(1,999)	(85.2)%	(174)	(33.3)%
Manufactured homes	24,372	25,146	25,762	26,708	27,462	(774)	(3.1)%	(3,090)	(11.3)%
Government	12,298	14,628	9,279	11,024	12,969	(2,330)	(15.9)%	(671)	(5.2)%
Loans receivable	1,471,964	1,482,443	1,489,798	1,506,583	1,505,047	(10,479)	(0.7)%	(33,083)	(2.2)%
Net deferred loan origination costs	1,719	2,012	2,209	2,439	2,606	(293)	(14.6)%	(887)	(34.0)%
Loan clearing funds	91	(177)	(311)	(46)	589	268	(151.4)%	(498)	(84.6)%
Loans receivable, net	$1,473,774	$1,484,278	$1,491,696	$1,508,976	$1,508,242	$(10,504)	(0.7)%	$(34,468)	(2.3)%
Deposits

	As of
(Dollars in thousands)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025 vs 6/30/2025		9/30/2025 vs 9/30/2024
Checking	$579,760	$593,471	$589,403	$591,487	$579,132	$(13,711)	(2.3)%	$628	0.1%
Savings	257,058	266,070	274,028	275,121	279,126	(9,012)	(3.4)%	(22,068)	(7.9)%
Money market	377,155	352,616	342,106	333,705	328,329	24,539	7.0%	48,826	14.9%
Certificates of deposit	536,673	542,693	544,847	560,253	562,223	(6,020)	(1.1)%	(25,550)	(4.5)%
Total deposits	$1,750,646	$1,754,850	$1,750,384	$1,760,566	$1,748,810	$(4,204)	(0.2)%	$1,836	0.1%

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Asset Quality

	As of and for the Quarter Ended
(Dollars in thousands)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Non-accruing loans	$13,892	$13,526	$12,483	$13,738	$13,806
Accruing loans delinquent more than 90 days	-	145	-	-	-
Securities in non-accrual	1,616	1,616	1,630	1,419	1,440
Total nonperforming assets	$15,508	$15,287	$14,113	$15,157	$15,246

Allowance for credit losses (ACL):
ACL specific allowances for collateral dependent loans	$912	$570	$259	$284	$1,821
ACL general allowances for loan portfolio	17,065	17,614	17,696	16,627	16,695
Total ACL	$17,977	$18,184	$17,955	$16,911	$18,516
Allowance for Credit Losses

	As of and for the Quarter Ended
(Dollars in thousands)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Beginning allowance for credit losses	$18,184	$17,955	$16,911	$18,516	$18,330
Provision for (benefit from) loan losses	61	(185)	1,077	597	372
Net (charge-offs) recoveries	(268)	414	(33)	(2,202)	(186)
Ending allowance for credit losses	$17,977	$18,184	$17,955	$16,911	$18,516

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Bank-Level Regulatory Capital Requirements

	September 30, 2025
	Actual (1)		Minimum Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
(Dollars in thousands)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Common equity tier 1 capital to risk- weighted assets	$184,560	11.49%	$72,261	4.50%	$104,376	6.50%
Tier 1 capital to risk-weighted assets	$184,560	11.49%	$96,348	6.00%	$128,463	8.00%
Total capital to risk-weighted assets	$204,202	12.72%	$128,463	8.00%	$160,579	10.00%
Tier 1 leverage ratio	$184,560	8.77%	$84,146	4.00%	$105,182	5.00%
(1) Current quarter ratios are estimated.

Finward Bancorp    Exhibit 99.1
Third Quarter 2025 Financial Results (unaudited)
Reconciliation of Non-GAAP Performance Measures

	Quarter Ended
(Dollars in thousands, except per share amounts)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Tangible Common Ratios
Stockholder's equity (GAAP)	$165,495	$154,253	$151,807	$151,414	$159,555
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(1,273)	(1,414)	(1,635)	(1,860)	(2,203)
Tangible common equity (non-GAAP)	$141,827	$130,444	$127,777	$127,159	$134,957
Add: Accumulated other comprehensive loss (GAAP)	49,266	57,560	58,244	58,084	48,241
Tangible common equity adjusted for accumulated other comprehensive loss (non-GAAP) (1)	$191,093	$188,004	$186,021	$185,243	$183,198
Total assets (GAAP)	$2,052,724	$2,057,911	$2,039,714	$2,060,699	$2,077,067
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(1,273)	(1,414)	(1,635)	(1,860)	(2,203)
Tangible assets (non-GAAP)	$2,029,056	$2,034,102	$2,015,684	$2,036,444	$2,052,469
Shares outstanding - end of quarter	4,327,511	4,324,889	4,324,485	4,313,698	4,313,940
Common book value per share (GAAP)	$38.24	$35.67	$35.10	$35.10	$36.99
Tangible common book value per share (non-GAAP)	$32.77	$30.16	$29.55	$29.48	$31.28
Tangible common book value per share adjusted for accumulated other comprehensive loss (non-GAAP)	$44.16	$43.47	$43.02	$42.94	$42.47
Total equity to total assets (GAAP)	8.06%	7.50%	7.44%	7.35%	7.69%
Tangible common equity to tangible assets (non-GAAP)	6.99%	6.41%	6.34%	6.24%	6.58%
Tangible common equity adjusted for accumulated other comprehensive loss to tangible assets (non-GAAP)	9.42%	9.24%	9.23%	9.10%	8.93%

Calculation of net interest margin, taxable-equivalent basis
Net interest income (GAAP)	$14,443	$13,945	$13,313	$12,607	$12,006
Tax-equivalent adjustment on securities and loans (2)	663	674	670	674	678
Net interest income (tax-equivalent basis)	$15,106	$14,619	$13,983	$13,281	$12,684
Total average earning assets	$1,900,066	$1,879,892	$1,895,847	$1,905,333	$1,910,731
Net interest margin	3.04%	2.97%	2.81%	2.65%	2.53%
Net interest margin (tax-equivalent basis)	3.18%	3.11%	2.95%	2.79%	2.66%

Efficiency ratio
Total non-interest expense	$14,097	$14,786	$14,472	$14,247	$14,474
Total revenue	17,356	16,628	15,542	16,339	14,873
Efficiency ratio	81.22%	88.92%	93.11%	87.20%	97.32%
(1) Tangible common equity adjusted for accumulated other comprehensive loss is a non-GAAP financial measure used by management to evaluate the
Company's capital position without the impact of unrealized losses recorded in accumulated other comprehensive loss. This measure adjusts tangible common equity by adding back unrealized losses included in accumulated other comprehensive loss.
(2) The tax equivalent adjustment represents the increase in net interest income needed to reflect the tax-exempt income from certain investment securities and loans on tax-equivalent basis using a federal statutory corporate rate of 21%.